SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                             the ("Exchange Act")

       Date of Report (date of earliest event reported): March 24, 2003


                           PrimePlayer Incorporated
            (Exact Name of Registrant as Specified in its Charter)

                 Nevada                              88-0442629
       (State or Other Jurisdiction                (I.R.S. Employer
          of incorporation)                     Identification Number)


                     3993 Howard Hughes Parkway, Suite 270
                            Las Vegas, Nevada 89109
              (Address of Principal Executive Offices) (Zip Code)


                                (702) 892-9502
             (Registrant's Telephone Number, Including Area Code)


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ITEM 5:  OTHER EVENTS

      On March 24, 2003, Alexander Gilliland was elected to the board of directors and accepted the position of President of the Company, replacing Gary
S. Marrone, M.D. who resigned as President on March 24, 2003. Dr. Marrone will continue to serve as a member of the Company's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

           99.1       Press Release dated March 24, 2003

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrimePlayer Incorporated

By:  /s/ Alexander Gilliland
-----------------------------------
Alexander Gilliland,
President

Dated: March 31, 2003